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                                                                    Exhibit 99.2


                                 TELESCAN, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

                       SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints Lee K. Barba and William D. Savoy, each with full power of substitution, as proxies and authorizes them to vote as designated all of the shares of Common Stock of Telescan, Inc. (the "Company"), held of record by the undersigned on ___________ __, 2001, at the Special Meeting of Stockholders to be held on ___________ __, 2001, and at any adjournments or postponements thereof.

      This Proxy, when properly executed, will be voted in the manner directed herein by the Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND, IN THE DISCRETION OF THE PROXIES, FOR SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. FAILURES TO VOTE AND ABSTENTIONS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER. If more than one of the proxies designated hereby shall be present in person at the Special Meeting of Stockholders, or at any adjournments or postponements thereof, either of said proxies present and voting, either in person or by substitution shall exercise all the powers herein given.

ITEM 1. To approve and adopt the Second Amended and Restated Merger Agreement, dated September 25, 2001, between ZiaSun Technologies, Inc. and the Company and the transactions contemplated by the Merger Agreement.


            FOR  [ ]            AGAINST  [ ]           ABSTAIN  [ ]




                                     DATE: ______________ __, 2001

                                     __________________________________________
                                                      SIGNATURE

                                     __________________________________________
                                               (TYPE OR PRINTED NAME)

                                     __________________________________________
                                            SIGNATURE (IF HELD JOINTLY)

                                     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                     WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
                                     SHOULD SIGN. WHEN SIGNING AS TRUSTEE,
                                     ATTORNEY, ADMINISTRATOR OR GUARDIAN, GIVE
                                     FULL TITLE AS SUCH. IF A CORPORATION,
                                     PLEASE SIGN IN FULL CORPORATE NAME BY
                                     PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A
                                     PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                     NAME BY AUTHORIZED PERSONNEL.

THIS PROXY MAY BE REVOKED
AT ANY TIME BEFORE IT IS
VOTED AT THE MEETING.
PLEASE MARK, SIGN, DATE
AND RETURN THIS PROXY
PROMPTLY IN THE
POSTAGE-PREPAID
ENVELOPE PROVIDED.